Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 20 - Subsequent Events

Subsequent to the year end through March 11, 2026, Edmund Nabrotzky, Chief Executive Officer of the Company, Charles Maddox, Chief Financial Officer and Chief Operating Officer of the Company, and Vijayan Nambiar, Chief Technology Officer of the Company loaned the Company an aggregate of $350,000 and may make additional loans to the Company up to an aggregate amount of $600,000 (collectively, the “Executive Loans”). The Executive Loans have been made, or will be made, on the terms and conditions of an unsecured, subordinated promissory note (the “Executive Notes”). The Executive Notes will accrue interest at a rate of 7.5% per annum, and will be paid in quarterly installments on July 1, 2026, October 1, 2026 with a final payment by December 31, 2026. All of the Company’s obligations and payments under the Executive Notes are subordinated to the Company’s obligations under the loan agreement with J.J. Astor & Co.

Additionally, on February 5, 2026, the Company received deficiency notices from Nasdaq indicating that its Common Stock did not meet the minimum bid price, minimum market value of listed securities, and minimum publicly held share value requirements. The Company has been provided 180 days from the dates of the notices to regain compliance with these listing standards and intends to monitor its stock price and evaluate options to resolve the deficiencies. Failure to regain compliance could result in delisting, though the Company may seek to appeal any delisting determination.